EXHIBIT 10.1

MOBETIZE USA Inc.

SOFTWARE APPLICATION LICENSE, CUSTOMIZATION DEVELOPMENT AND SERVICE

LEVEL AGREEMENT

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY

ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

This   Software   Application   License,   Customization   Development   and   Service   Level   Agreement   (the

“Agreement”)  made  as  of  December  15,  2016  (the  “Effective  Date”)  between  MOBETIZE  USA,  Inc.

(“MOBETIZE”),  having  an  office  at  205-8105  Birch  Bay  Square  Street,  Blaine,  WA  98230,  USA  and  Tata

Communications (America) Inc., a Delaware corporation  with an office at 2355 Dulles Corner Boulevard,

suite   700,   Herndon   VA,   USA,   and   its   Affiliates,     (herein   “   Tata   Communications”   or   “Licensee)   .

MOBETIZE and Licensee herein shall be referred collectively as the “Parties” and individually as a “Party”,

hereby agree as follows:

1.

SCOPE

1.1

Licensee and MOBETIZE desire to enter into this Agreement to govern the provision of software by

MOBETIZE  to  Licensee  in  executable  form  regardless  of  the  form  of  delivery  or  the  media  upon

which  it  is  fixed  as  well  as  any  related  materials  and  documentation.   The  software  to  be  supplied

(the “Software”) and the pricing schedule is set out in Schedule A and may be amended from time to time by listing any additional software to be licensed to the Licensee by MOBETIZE on an amended

Schedule A signed by the parties.

This Agreement equally governs the Customization Development work (herein the “Customization”)

and  the  Software  Module  Development  that  might  be  required  by  Licensee  from  MOBETIZE,  from time  to  time  in  accordance  with  the  terms  contained  in  Schedule  D.  For  each  new  Customization and/or  Software  Module  Development,  requested  by  Licensee,  a  new  Schedule  D  will  be  created and  added  herein  and  shall  be subject  to all  terms  and conditions  of  this  Agreement, except  where it conflicts with the Agreement, when then the terms contained in Schedule D shall prevail.

2.

GRANT OF LICENSE OF MOBETIZE SOFTWARE

2.1

MOBETIZE  grants  Licensee  and  its  Affiliates  a  nonexclusive,  revocable  worldwide,  license  to  use an  executable  copy  of  the  software  product  listed  on  the  attached  Schedule  A  (the  “Software”).

MOBETIZE  shall  deliver  to  Licensee  one  (1)  set  of  the  Software,  in  object  code  form,  which  shall be installed at the location (Designated Location).

2.2

The  Software  shall  be  used  by  Licensee,  only  in  connection  with  Licensee’s  own  internal  mobile money  activities.  Further  MOBETIZE  grants  to  Licensee  the  right  to  download,  access,  use,  install,

and  run  the  Software  and  Documentation  for  their  respective  business  purposes  (including  for providing  managed,  hosted,  white  label,  time  sharing,  service  bureau,  or  any  combination  of  the foregoing  services  to  their  respective  customers),  including,  but  not  limited  to,  performing  the foregoing  activities  over  the  Internet  or  any  other  network  (including  using  third  party  cloud  based resources);  to  and to sub license to customers of Licensee.  The sub licensing shall be governed by a

revenue  share  schedule  as  outlined  in  Schedule  B  between  the  Licensee  and  MOBETIZE.    The

Licensee  is  entitled  to  resell  and  sub  license  the  Software  for  the  delivery of  mobile  money services for the processing of data relating to mobile money services as described in Schedule A.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

2.3

Licensee  may  change  the  Designated  Location  to  another  location  with  prior  written  notice  to

MOBETIZE  and  with  the  prior  written  consent  of  MOBETIZE  not  to  be  unreasonably  withheld  or delayed.

2.4

Licensee shall not copy the Software, in whole or in part, except for disaster recovery, program error

verification,  and  for  back-up  purposes.   Licensee  shall  maintain  and  furnish  to  MOBETIZE,  upon reasonable  request,  however  no  more  than  once  every  12  months,  competent  records  of  the  number and location of all copies of the Software, in whole or in part.

2.5

Licensee  must  maintain  all  proprietary  notices  imposed  by  MOBETIZE  in  the  Software,  including

all  copies  thereof.   Licensee  shall  not,  directly  or  indirectly,  reverse,  assemble,  or  de-compile  the

Software, in whole or in part.

3.

SCOPE OF USE OF MOBETIZE SOFTWARE

3.1

Concurrent  Users  -  The  Software  license  is  a  multi-server  license  and  may  be  accessed  through  an unlimited  number  of  computers  or  mobile  devices  (mobile  phones  and  tablets)  as  well  as  from remote locations by designated Licensee users.

3.2.

Backup  –If  the  designated  server  on  which  Licensee  has  installed  Software  is  temporarily  inoperable,

Licensee  may  transfer  the  use  of  the  Software  to  a  backup  computer  system  until  operability  is restored.

4.

CHARGES AND PAYMENTS

4.1

Under this Agreement, MOBETIZE will provide Software, and Support Services (“Deliverables”) to

Licensee,  all  of  which  Deliverables  are listed in  Schedule A.   MOBETIZE will  also provide support

to  Licensee  under  this  Agreement  as  per  Schedule  C.    All  invoices  for  the  Deliverables  will  be

mailed  to  Licensee  and shall  be  paid by Licensee thirty (30) days upon receipt of  such invoice.   The

charges  for  Professional  Services  listed  in  Schedule  A  (“Professional  Services”),  are  for  the  first

year  of  this  Agreement  and  are  subject  to  agreed  upon  annual  increases.   In  the  event  of  an  annual

increase  of  the  Professional  Service  charges,  MOBETIZE  shall  provide  Licensee  thirty  (30)  days

prior  written  notification  of  the new charges.   All  annual  support  payments, travel  and  out  of  pocket expenses will be payable thirty (30) days upon invoice by MOBETIZE to Licensee in the manner set

forth  herein.    It  is  hereby  agreed  that  Licensee  will  only  reimburse  MOBETIZE  for  previously approved travel and out of pocket expenses.

4.2

The   Licensee   shall   pay   all   applicable   sales,   use,   and   excise   taxes,   and   any   other   applicable

assessments  levied  by  authorities  having  jurisdiction  against  the  Licensee  in  the  nature  of  taxes,

duties  or  charges  however  designated  on  the  Software  licensed  to  the  Licensee  hereunder  or  its

license  to  or  use  by  the  Licensee,  pursuant  to  the  terms  of  this  Agreement.   Notwithstanding  the

foregoing, Licensee shall not be responsible for the payment of MOBETIZE’s income taxes.

5.

CONFIDENTIAL INFORMATION

5.1

Licensee   understands   and   agrees   that   MOBETIZE   considers   the   Software   and   any   related

documentation provided by MOBETIZE (collectively "MOBETIZE Information") to be the proprietary and  confidential  information  of  MOBETIZE  and/or  a  third  party  which  has  granted  marketing  and licensing rights to MOBETIZE.  Licensee agrees to maintain the MOBETIZE Information in strict

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

confidence and, except  for the  right of  Licensee to copy the Software  for backup purposes pursuant to

Section  2.4  above,  Licensee  agrees  not  to  disclose,  duplicate  or  otherwise  reproduce,  directly  or indirectly,  the  MOBETIZE  Information  in  whole  or  in  part  except  for  purposes  of  carrying  out  rights and obligations under this Agreement.  Licensee agrees not to disassemble, reverse engineer, or reverse compile the Software in whole or in part.  Licensee agrees to take all reasonable steps to ensure that no unauthorized persons shall have access to  the MOBETIZE Information and that all authorized persons having  access  to  the  MOBETIZE  Information  shall  refrain  from  any  such  disclosure,  duplication  or

reproduction.   Licensee  agrees  not  to  remove  any copyright  notice  or  other  proprietary markings from the  MOBETIZE  Information,  and  any  copy  thereof  made  by  Licensee  for  backup  purposes  shall contain  the  same  copyright  notice  and  proprietary  markings  contained  on  the  copy  of  the  Software

furnished   by   MOBETIZE   to   Licensee   hereunder.   Licensee   acknowledges   that   the   MOBETIZE

Information is unique and that Licensee's failure to comply with the provisions of this Section 5.1 shall result  in irreparable harm to MOBETIZE and/or any third party from whom MOBETIZE has received marketing and licensing rights, and that  in the event  of  the breach or threatened breach by Licensee of its  obligations  under  this  Section,  MOBETIZE  shall  be  entitled  to  equitable  relief  in  the  form  of specific  performance  and/or  an  injunction  for  any  such  actual  or  threatened  breach,  in  addition  to  the exercise of any other remedies at law and in equity.  In the event that Licensee shall breach the terms of this Section, and any such breach shall remain uncured for a period of five (5) days after the receipt by

Licensee of written notice from MOBETIZE of such breach, MOBETIZE may, at its option, terminate all  licenses  granted  to  Licensee  hereunder,  in  which  event  Licensee  shall  have  no  further  right  to  use

any  copies  of  such  Software.    In  the  event  of  any  such  termination  or  cancellation,  Licensee  shall,

within ten (10) days after the effective date of any such termination or cancellation, certify in writing to

MOBETIZE  that  such  Software  and  all  materials  relating  thereto  in  the  possession  of  Licensee  have been destroyed.

5.2

MOBETIZE  understands  that  in  connection  with  the  provision  of  the  Deliverables,  MOBETIZE  may become privy to certain non-public confidential information of the Licensee, which may be in tangible or  intangible  form,  and  may  include  data, technical  information, client  information,  services,  products

and   product   applications,   technology,   inventions,   discoveries,   formulations,   ideas,   trade   secrets,

performance  targets,  customers,  suppliers,  pricing, development  plans, competitor  information, and all information  concerning  Licensee’s  operations,  affairs  and  business,  its  financial  affairs  and  relations

with   its   customers,   employees   and   service   providers   (collectively   the   "Licensee   Information").

MOBETIZE  agrees  to  maintain  the  Licensee  Information  in  strict  confidence  and  agrees  not  to disclose, duplicate or otherwise reproduce, directly or  indirectly, the Licensee Information in whole or

in  part.   MOBETIZE  agrees  to  take  all  reasonable  steps  to  ensure  that  no  unauthorized  persons  shall have  access  to  the  Licensee  Information  and  that  all  authorized  persons  having access  to  the  Licensee

Information   shall   refrain   from   any   such   disclosure,   duplication   or   reproduction.     MOBETIZE

acknowledges  that  the  Licensee  Information  is  unique  and  that  MOBETIZE’s  failure  to  comply  with the  provisions  of  this  Section  5.2  shall  result  in  irreparable  harm  to  Licensee  and/or  any  third  party from whom Licensee has received marketing and licensing rights, and that in the event of the breach or threatened  breach  by  MOBETIZE  of  its  obligations  under  this  Section,  Licensee  shall  be  entitled  to equitable  relief  in  the  form  of  specific  performance  and/or  an  injunction  for  any  such  actual  or

threatened  breach,  in  addition  to  the  exercise  of  any other  remedies  at  law  and  in  equity.   In the  event

of any termination of this Agreement, MOBETIZE shall, within ten (10) days after the effective date of any  such  termination,  certify  in  writing  to  Licensee  that  all  Licensee  Information  in  the  possession  of

MOBETIZE has been destroyed.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

5.3

The  parties  agree  that  all  information  disclosed  by  one  party  to  the  other  party  will  be  designated confidential  information  (“Confidential  Information”),  unless  such  information  is  independently developed  or  previously  known  by  the  other  party,  or  is  in  the  public  domain,  or  is  furnished  to  the other  party  by  a  third  party  who  is  under  no  obligation  to  keep  such  information  confidential.

Confidential  Information  of  the  other  party  will  be  used  by  a  party  only  for  the  purposes  of carrying out its rights and obligations of this Agreement.

6.

WARRANTIES AND OWNERSHIP

6.1

Warranty  of  Title  -  MOBETIZE  warrants  that  it  has  all  rights  necessary  to  make  the  grant  of

Software  license  herein  by  having all  right,  title  and  interest  in  and  to  the  Software  or  as licensee  of all such rights from the owner thereof.

6.1.2      MOBETIZE  warrants  that  MOBETIZE  complies  with  all  open  source  license  requirements  arising from or related to the Software and related Materials and documentation supplied hereunder.

6.1.3      MOBETIZE   warrants   that   the   Software,   Materials   and   documentation   furnished   under   this

Agreement,  and  the  use  thereof  by  Licensee  and/or  its  Affiliates  in  accordance  with  the  terms  and conditions  of  this  Agreement,  will  not  infringe  (whether  directly,  contributorily,  by  inducement  or otherwise),  misappropriate  or  violate  any  patent,  trademark,  copyright,  trade  secret  or  any  other intellectual  property  right  of  any  third-party,  or  violate  the  laws,  regulations  or  orders  of  any governmental or judicial authority as of the at all times.

6.1.4     MOBETIZE shall secure from the applicable third-party vendor(s) and assign to Licensee, at no additional cost to Licensee, any and all warranties available from such third-party vendor(s) with respect to any and all Materials procured by Licensee pursuant to this Agreement.  Such assignment shall not, however, relieve MOBETIZE of any of its warranty obligations contained herein.  In the event such third-party vendor warranties are not assignable to Licensee, MOBETIZE shall enforce,

as necessary, such warranties on behalf of Licensee.

6.2

Ownership

A) Background Intellectual Property Rights

All  proprietary  and  intellectual  property  rights,  title  and  interest  including  copyright  in  and  to  the original  and  all  copies of the Software and the documentation provided by MOBETIZE shall  be and

remain  that  of  MOBETIZE  or  its  subsidiary  as  the  case  may  be.   Licensee  has  no  proprietary  and

intellectual  property  rights,  title  or  interest  in  or  to  any  of  the  Software  or  related  documentation except  as  granted  herein  and  Licensee  shall  not  at  any  time  whether  before  or  after  the  termination of  this  Agreement  contest  or  aid  others  in  contesting,  or  doing  anything  which  otherwise  impair  the validity  of  any  proprietary  and  intellectual  property  rights,  title  or  interest  of  MOBETIZE  in  and  to the Software or related documentation of MOBETIZE.

Each   of   the   parties   acknowledges   and   agrees   that   any  and  all   rights   to  Licensee  Background

Intellectual  Property,  shall  remain  the  property  of  Licensee.  MOBETIZE  shall  not  at  any  time whether  before  or  after  the  termination  of  this  Agreement  contest  or  aid  others  in  contesting,  or

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

doing  anything  which  otherwise  impair  the  validity  of  any  proprietary  and  intellectual  property rights, title or interest of Licensee in and to any of the Licensee Background Intellectual Property.

B) Customization Development Intellectual Property Rights

MOBETIZE  and  Licensee  shall,  subject  to  Section  6.2(A)  above  and  any  restrictions  applicable  to any  third-party  materials  embodied  in  the  Customization  (defined  below),  jointly  own  all  right, title and  interest  in  and  to  any  Customization  developed  by MOBETIZE  for  Licensee  under  Schedule  D

(Customization  Development  and  Pricing)  herein  (the  “Customization”),  without  any  right  or  duty

of   accounting   to   the   other   party.      Licensee retains   the   rights   to   replicate   the   processes

and commercialize  the  business  model  underlying  the  customization.  Neither  Party shall at  any time whether  before  or  after  the  termination  of  this  Agreement  contest  or  aid  others  in  contesting,  or doing  anything  which  otherwise  impair  the  validity  of  any  proprietary  and  intellectual  property rights, title or interest of either Party in and to the Customization Development

In   the   event   that   either   MOBETIZE   or   Licensee   or   both,   wish   to   pursue   a   patent   in   any

Customization  or  any  component  thereof,  they  shall  cooperate  with  each  other  in  preparing  and

submitting one  or  more  patent  applications.   Where the parties agree to, and  do, share equally in the

cost  of  prosecuting  these  patent  applications, they shall  jointly own  any resulting patent  without  the

right  or  duty  of  accounting  to  the  other  party.   Where  the  parties  agree  that  one  of  them  shall  pay more  than  half the cost  of prosecuting the  application, and it  does so, that  party shall  own the patent and  shall  grant  to  the  other  party,  absent  any  other  written  agreement  between  the  parties,  a perpetual,  transferable,  worldwide,  irrevocable,  royalty-free,  fully  paid-up  license  to  use,  copy,

modify  and  prepare  derivative  works  of  the  copyright  (including  without  limitation,  the  right  to make, have made, use, import, offer for sale and sell or otherwise provide or dispose of products and services  using  or  incorporating  the  same)  or  to  practice  any  process  in  connection  therewith,  with the right to sub license the same.

C) Software Module Development Intellectual Property Rights

Any  Module  developed  by  MOBETIZE  for  Licensee,  including  but  not  limited  to  Modules  that  are dynamically  linked  or  statically  linked  to  MOBETIZE  Products,  is  "work  made  for  hire"  herein

“Work  Product”  and  is  the  property  of  Tata  Communications,  including  any  copyrights,  patents,  or

other  intellectual  property  rights  pertaining  thereto.   If  it  is  determined  that  any  such  works  are  not

works  made  for  hire,  MOBETIZE,  hereby  assigns  to  Licensee  all  of  MOBETIZE’s  title,  rights  and interest, including all  rights  of copyrights, patent, and other intellectual property rights, to or in such

Work Product.

These  modules  shall  be  assessed  on  a  case  by  case  basis.   All  Intellectual  Property  Rights  in  and  to

any MOBETIZE Module is and shall be the property of and be owned by MOBETIZE.

The  Parties  herein  agree  that,  if  Licensee  requests  MOBETIZE  any  development  under  this  section

6.2  (c),  and  for  whatever  reason  MOBETIZE  decides  not  to  do  it,  Licensee  shall,  at  its  own

discretion,  choose   any  other  third  party  to  develop  it,  and  Licensee  will  still  own  any  copyrights,

patents and other intellectual property on the Work Product.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

6.3

Indemnities

(a)

Intellectual  Property  Indemnity  -  MOBETIZE  shall  defend  or  settle  any  claim  made  or  any  suit  or proceeding  brought  against  Licensee  insofar  as  such  claim,  suit  or  proceeding  is  based  on  an

allegation  that  any  of  the  Deliverables, Customization  and  Software  Module Development   supplied

to  Licensee  pursuant  to  this  Agreement  infringes  the  proprietary  and  intellectual  property  rights  of any  third  party  in  or  to  any  invention,  patent,  copyright  or  any  other  rights,  provided  that  Licensee shall notify MOBETIZE in writing promptly after the claim, suit or proceeding is known to Licensee and  shall  give  MOBETIZE  information  and  such  assistance  as  is  reasonable  in  the  circumstances.

MOBETIZE   shall   have   sole   authority   to   defend  or   settle   the  same   at   MOBETIZE's   expense.

MOBETIZE shall indemnify and hold Licensee and its affiliates and each of their directors, officers,

employees,   and   agents   harmless   from  and   against   any   and   all   such   claims   and   shall   pay   all

liabilities,   losses,   costs,   penalties,   damages,   expenses   and   costs   (including   all   legal   fees   and

expenses)  which  Licensee,  its  affiliates,  or  any  of  their  respective  directors,  officers,  employees  or

agents  may  incur  or  suffer  as  a  result  of  such  claim,  suit  or  proceeding.   This  indemnity  does  not

extend  to  any  claim,  suit  or  proceeding  based  upon  any  infringement  or  alleged  infringement  of copyright  by  the  combination  of  the  Software  with  other  software  not  under  license  by MOBETIZE pursuant  to  the  terms  hereof  nor  does  it  extend  to  any  Software  altered  by  Licensee  either  by enhancement  or  by  combination  with  product(s)  of  the  Licensee's  design  or  formula.  The  foregoing

states   the   entire   liability   of   MOBETIZE   for   proprietary   and   intellectual   proprietary   rights

infringement  related  to  the  Software.   If  any  of  the  Deliverables  ,  Customization  and/or  Software

Module   Development   in   any  claim,   suit   or   proceeding  is   held   to   infringe   any  proprietary  or

intellectual  property  rights  of  any  third  party  and  the  use  thereof  is  enjoined  or,  in  the  case  of settlement  as referred to above, prohibited, MOBETIZE shall have the option, at its own expense, to either  (i)  obtain  for  Licensee  the  right  to  continue  using  the  infringing  item,  or  (ii)  replace  the infringing item or  modify  it  so  that  it  becomes  non-infringing;  provided that no such replacement  or modification shall diminish the performance of the Software.

(b)

MOBETIZE  shall  indemnify  defend  and  hold  harmless  Licensee  and  its  Affiliates  and  its  officers,

directors,  employees,  and  agents,  harmless  from any  Claims  by  third  parties  with  respect  to  damage

to   tangible   property,   personal   injury   or   death   caused   by   MOBETIZE's   negligence   or   willful

misconduct.   Licensee shall  indemnify defend  and hold harmless MOBETIZE and its   Affiliates and

its officers, directors, employees, and agents, harmless from any Claims by third parties with respect to personal injury or death caused by Licensee' s negligence or willful misconduct.

(c)

Notwithstanding  anything  to  the  contrary  set  forth  herein,  (i)  a  Party  entitled  to  indemnification under  this  Agreement  (an  “Indemnitee”)  may  participate,  at  its  own  expense,  in  any  defense  and settlement  directly or  through counsel of  its  choice, and (ii) the indemnifying Party will not settle  or compromise  any  Claim  on  terms  that  would  diminish  the  rights  provided  to  the  Indemnitee  or increase  the  obligations  assumed  by  the  Indemnitee  under  this  Agreement,  without  the  prior  written consent of the Indemnitee.

(d)

The  foregoing  remedies  are  in  addition  to  other  remedies  set  forth  in  this  Agreement  or  otherwise available to the Parties in accordance with applicable law.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

6.4

Notices  -  Licensee  shall  not  obliterate,  alter  or  remove  any  proprietary  or  intellectual  property notices  from  the  Software  and  to  the  extent  this  Agreement  permits  Licensee  to  make  copies  of  the

Software, Licensee shall reproduce such notices as they appear on the Software.

6.5

Archive  Copies  -  Licensee  shall  ensure  that  all  copies  it  makes  of  the  Software  under  this  section include  screen  displays  of  MOBETIZE's  proprietary  or  intellectual  property  notices  as  recorded  on the  original  copy  provided  by  MOBETIZE,  and  Licensee  shall  affix  a  label  to  each  disk,  reel  or other  housing  for  the  medium  on  which  each  copy  is  recorded  setting  out  the  same  proprietary  or intellectual  property  notices  as  such  appear  on  the  unit  of  Software  from  which  the  copy is  made  in the same manner.

6.6

Escrow    -  Licensee  wishes  to  have  access,  upon  the  happening  of  MOBETIZE  ceasing  to  be  in business  or  other  events  as  described  in  the  software  escrow  agreement  (the  “Software  Escrow

Agreement”),  to  the  source  code  with  supporting  documentation  ("Source  Code")  for  the  Software,

which  was  licensed  by  MOBETIZE  to  Licensee  in  executable  form  pursuant  to  this  Agreement.

Accordingly,  MOBETIZE  agrees  to  provide  the  Software  Escrow  Agreement  in  the  form similar  or substantially  similar  to  the  Software  Escrow  Agreement  attached  hereto  as  SCHEDULE  G  and incorporated herein by this reference.  All escrow costs and or fees are the responsibility of and paid for by Licensee.

7.

SERVICES

7.1

Software  Installation  -  MOBETIZE  shall  provide  installation  services  for  the  Software.  The  cost  of the  installation  is  included  in  the  license  acquisition  price  shown  in  Schedule  A.  The  Licensee  shall reimburse  MOBETIZE  for  all  previously  approved  reasonable  out-of-pocket  expenses  incurred  in the course of providing such installation services.  Approval by Licensee for such reasonable out-of-

pocket expenses shall not be unreasonably withheld or delayed.

In  the  event  that  both  parties  agree  in  writing  that  additional  installation  time  is  required,  (if  the system  is  actually  installed  as  per  either  (i)  the  specifications  and/or  (ii)  the  pre-approved  designed project  plan)  the  licensee  will  reimburse  MOBETIZE  on  a  time  and  materials  basis  as  set  out  in

Schedule  A.,  however,  if  the  system  is  not  installed  in  accordance  with  (i)  and/or  (ii)  above,

MOBETIZE will perform the additional installation free of charge

7.2

Software  Training  -  MOBETIZE  shall  provide  Licensee  with  training  in  the  use  of  the  Software  in consideration  for  the  payment  of  a  training  fee  at  MOBETIZE's  rates  as  set  out  in  Schedule  A  and

Licensee  shall  reimburse  MOBETIZE  for  all  pre-  approved  reasonable  out-of-pocket  expenses incurred  in  the  course  of  providing  such  training  services.  The  cost  of  training  is  included  in  the license  acquisition  price  shown  in  Appendix  A.  Approval  by  Licensee  for  pre-approved  out-of-

pocket  expenses  shall  not  be  unreasonably  withheld  or  delayed.  In  the  event  that  both  parties  agree that  additional  training  time  is  required,  the  licensee  will  reimburse  MOBETIZE  on  a  time  and materials basis as set out in Schedule B.

7.3

Software   and   Customization   Development   Maintenance   -   Support   or   maintenance   services

pertaining  to  the  Software  and  Customization  Development  under  this  Agreement  shall  be  as  per

Schedule C.  Licensee acknowledges that all such Services are provided in the nature of “After-sales

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

service”.   Such  After-sale  service  is  provided  by  installers,  repair  and  maintenance  personnel,  and supervisors possessing specialized knowledge essential to MOBETIZE's contractual obligation.

8.

WARRANTY AND LIABILITY

8.1

Limited   Warranty  of   Services   and  Software   -  MOBETIZE  warrants   that   all   services   shall   be

performed  in  full  conformity  with  the  Agreement,  with  the  skill  and  care  which  would  be  exercised by those who perform similar services at the time the services are performed, and in accordance with accepted industry practice.

8.2

SPECIFIC   EXCLUSION   OF   OTHER   WARRANTIES   -   THE   WARRANTIES   SET   OUT   IN

SECTION  6.1,  AND  8.1  ARE  IN  LIEU  OF  ALL  OTHER  WARRANTIES.  THERE  ARE  NO

OTHER  WARRANTIES,  REPRESENTATIONS,  CONDITIONS,  OR  GUARANTEES  OF  ANY

KIND  WHATSOEVER,  EITHER  EXPRESS  OR  IMPLIED  BY  LAW  (in  contract  or  tort)  OR

CUSTOM,

INCLUDING,

BUT

NOT

LIMITED

TO

THOSE

REGARDING

MERCHANTABILITY,  FITNESS  FOR  PURPOSE,  CORRESPONDENCE  TO  SAMPLE,  TITLE,

DESIGN,   CONDITION,   OR   QUALITY   IN   RELATION   TO   THE   SOFTWARE.     WITHOUT

LIMITING   THE   ABOVE,   MOBETIZE   DOES   NOT   WARRANT   THAT   THE   SOFTWARE

SHALL   MEET   THE   REQUIREMENTS   OF   LICENSEE   OR   THAT   THE   OPERATION   OF

SOFTWARE SHALL BE FREE FROM INTERRUPTION OR ERRORS.

8.3

Restrictions  on  Warranty  -  in  the  event  of  licensee  and  sub  licensee  losing  their  software  installation

through     cause   non   attributable   to   MOBETIZE,   MOBETIZE   shall     fulfill   requests   to   provide   a

replacement  copy  software  as  originally  purchased,  and  charge  reasonable  time  and  expenses  for  doing

so. If attributable to MOBETIZE,  then MOBETIZE shall provide a replacement free of charge.

8.4

NO  INDIRECT  DAMAGES  -  IN  NO  EVENT  SHALL  EITHER  PARTY  BE  LIABLE  TO  THE

OTHER  PARTY  FOR  INDIRECT  DAMAGES  OR  LOSSES  (IN  CONTRACT  OR  TORT)  IN

CONNECTION WITH THE DELIVERABLES OR THIS AGREEMENT, INCLUDING BUT NOT

LIMITED   TO   DAMAGES   FOR   LOST   PROFITS,   LOST   SAVINGS,   OR   INCIDENTAL,

CONSEQUENTIAL,  EXEMPLARY,  OR  SPECIAL  DAMAGES,  EVEN  IF  CAUSED  BY  THE

NEGLIGENCE   OF   THE   OTHER   PARTY   AND   EVEN   IF   THE   PARTY   SEEKING   SUCH

DAMAGES  HAS  KNOWLEDGE  OF  THE  POSSIBILITY  OF  SUCH  POTENTIAL  LOSS  OR

DAMAGE.

8.5

LIMITS  ON  LIABILITY  -  IF  FOR  ANY  REASON,  A  PARTY  BECOMES  LIABLE  TO  THE

OTHER  FOR DIRECT OR ANY OTHER DAMAGES FOR ANY CAUSE WHATSOEVER, AND

REGARDLESS  OF  THE  FORM  OF  ACTION  (IN  CONTRACT  OR  TORT),  INCURRED  IN

CONNECTION  WITH  THIS  AGREEMENT,  THE  DELIVERABLES,  THE  CUSTOMIZATION,

AND SOFTWARE MODULE DEVELOPMENT THEN, THE PARTIES AGREE THAT:

a)

THE  LIABILITY  OF  EACH  PARTY  FOR  ALL  DAMAGES,  INJURY,  AND  LIABILITY

INCURRED  BY  THE  OTHER  IN  CONNECTION  WITH  THIS  AGREEMENT,  SHALL

BE   LIMITED   TO   AN   AMOUNT   EQUAL   TO   ALL   FEES   PAID   UNDER   THIS

AGREEMENT,  BUT  IN  NO  EVENT  LESS  THAN  USD  750,000.00  (SEVEN  HUNDRED

AND  FIFTY  THOUSAND  DOLLARS)  PER  EVENT,  WHICHEVER  IS  GREATER  AT

THE TIME OF THE EVENT GIVING RISE TO THE CLAIM.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

8.6

NOTWITHSTANDING   ANYTHING   TO   THE   CONTRARY   CONTAINED   HEREIN,   THE

LIMITATIONS  OF  LIABILITY  CONTAINED  (SECTIONS  8.4  AND  8.5)  DO  NOT  APPLY  TO

CLAIMS  RELATING  TO  PROPERTY  DAMAGE,  INJURY,  DEATH,  AND  SECTIONS  5.1,  5.2

OR SECTON 6.3 HEREIN.

9.

TERM AND TERMINATION

9.1

This  Agreement  is  valid  for  a  five  (5)  year  term  commencing  from  the  effective  date  of  this

Agreement.

9.2

Termination - This Agreement shall terminate in each of the following events:

a)

At  the  option  of  either  party  if  the  other  party  materially  defaults  in  the  performance  or observance of any of its obligations hereunder and fails to remedy the default within 90 days after receiving written demand therefor; or

b)

At  the  option  of  either  party  if  the  other  party  becomes  insolvent  or  bankrupt  or  makes  an assignment  for  the  benefit  of  creditors,  or  if  a  receiver  or  trustee  in  bankruptcy  is  appointed for  the  other  party,  or  if  any  proceeding  in  bankruptcy,  receivership,  or  liquidation  is

instituted   against   the   other   party   and   is   not   dismissed   within   30   days   following

commencement thereof;

9.3

Notwithstanding  the  termination  events  above,  either  Party  can  terminate  this  agreement,  without cause, with a three (3) month prior written notice.

9.4

Rate  Review.    Every  twelve  (12)  months  from  the  anniversary  following  the  execution  of  the

Agreement, and  at  the  request  of  Licensee, the  Parties  will  review the  rates  charged  by MOBETIZE for  the  Monthly  Licensing  Fee  (defined  in  Schedule  A),  monthly  Support  Fee  (defined  in  Schedule

A),  and  Commission  (defined  in  Schedule  B)  to  take  into  account  avoided  costs  to  MOBETIZE based  on  Licensee’s  taking  responsibility  for  operational  obligations  assigned  to  MOBETIZE  under this Agreement.

9.5

Rights  Upon  Termination  –Upon  expiration  or  termination  of  this  Agreement    the  Parties  will

promptly  return  to  each  other  all  copies  of  the  Software  and  any  related  documentation  and  any

Confidential   Information   in   each   other’s   possession   and/or   control,   and   completely   erase   the

Software   and   all   elements     and   confidential   information   thereof   from   each   other’s   computer

system(s)  and  will  execute  and  deliver  to  the  other  Party  a  written  certification  that  it  has  complied with  the  provisions  of  this  Section  and  no  longer  retains  any  material  relating  to  the  Software,

related  documentation,  and/or  Confidential  Information  in  its  possession  or  control.  Except  for   (i)

an  uncured  breach  by  Licensee,  and/or   (ii)  the  occurrence  of  section  9.1  (b)  applying  to  Licensee;

upon  expiration  or  termination  of  this  Agreement,   Licensee  may continue  to  use  the  Software  as  to

a    particular    Licensee    Customer    until    the    expiration    or    termination    of    all    reasonable

Licensee/Customer  written  agreements  (excluding  as  reasonable,  as  an  example,  those  agreements made  merely  to  take  advantage  of  this  sentence)  signed  by  Licensee  and  the  particular  Licensee

Customer.  The  time  period  between  expiration  or  termination  of  this  Agreement  and  the  expiration

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

or  termination  of  the  Licensee/Customer  agreement  shall  be  herein  referred  to  as  “Post  Termination

Period”.  In  addition  to  any  other  rights  which  either  party  may  have,  during  the  Post  Termination

Period  each  Party  will  remain  responsible  for  all  its  obligations  set  forth  in  this  Agreement.  Upon the  expiration  and  termination  of  the  Post  termination  Period,  Licensee  shall  promptly  return  to

MOBETIZE   all   copies   of   the   Software   and   any   related   documentation   and   any   MOBETIZE

Confidential Information in Licensee’s possession and/or control, and completely erase the Software and  all  elements  thereof  from  Licensee’s  computer  system,  and  upon  MOBETIZE’s  request,  will execute  and  deliver  to  MOBETIZE  a  written  certification  that  Licensee  has  complied  with  the provisions  of  this  Section  and  no  longer  retains  any  material  relating  to  the  Software  or  related documentation  and/or  any  MOBETIZE  Software  Confidential  Information  in  Licensee’s  possession and/or control.

10.

AUDIT

10.1

Upon  30  days  prior’  written  notice,  but  in  no  event  no  more  than  every 12  months,  MOBETIZE  shall have  the  right  to  enter  Licensee's  facilities  for  the  sole  purpose  of  confirming the  number  of  copies  of the  Software  installed.  This  Audit  shall  be  performed  on  a  business  day,  at  business  hours,  shall  not disturb Licensee’s regular business, and shall be fully paid by MOBETIZE.

11.

ARBITRATION

(a)

In  the  event  of  any  dispute,  controversy,  or  claim  between  the  parties  of  any  kind  or  nature,

including  but  not  limited  to  disputes  arising  under  or  in  connection  with  this  Agreement

(including  disputes  as  to  the  creation,  validity,  interpretation,  breach,  or  termination  of  this

Agreement)  (the  “Claim”),  the  parties  agree  to  submit  such  Claim  to  binding  arbitration governed by the rules of the International Chamber of Commerce (ICC) under New York State laws. A party may demand such arbitration in accordance with the procedures set  out  in  those rules.

(b)

Discovery shall be controlled by the arbitrator and shall be permitted to the extent permitted by

New  York  Law.  The  arbitration  shall  be  held  in  New  York  City,  NY.   The  arbitrator  shall

control the scheduling so as to process the matter expeditiously.

(c)

If  any  legal  action  or  other  proceeding  is  brought  for  the  enforcement  of  this  Agreement,  or because  of  an  alleged  dispute,  breach,  default  or  misrepresentation  in  connection  with  any  of the  provisions  of  this  Agreement,  the  prevailing  party  will  be  entitled  to  recover  reasonable attorneys’  fees  and  other  costs  incurred  in  that  action  or  proceeding,  in  addition  to  any  other relief  to which it  may be entitled. The parties shall  equally split  the fees of the  arbitration and the arbitrator.  The arbitrator may apportion the costs incurred by the prevailing party.

(d)

Any  award  rendered  by  the  arbitrator  will  be  final,  conclusive,  and  binding  upon  the  parties,

and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

12.

GENERAL

12.1

Complete  Agreement  -This  Agreement,  including  all  Schedules  and  Appendices  hereto,  is  the complete  and  exclusive  statement  of  the  Agreement  between  the  parties  with  respect  to  the  subject

matter   contained   herein   and   supersedes   and   replaces   all   prior   representations,   proposals,

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

understandings  and  all  other  agreements,  oral  or  written,  express  or  implied,  between  the  parties relating  to  the  matters  contained  herein.  This  Agreement  may  not  be  modified  or  altered  except  by written instrument duly executed by both parties.

12.2

Force  Majeure  -  Dates  or  times  by  which  either  party  is  required  to  perform  under  this  Agreement excepting  the  payment  of  any  fees  or  charges  past  due  hereunder  shall  be  postponed  automatically,

on  a  day  to  day  basis  for  a  time  period  equal  to  the  period  of  the  excusable  delay,  to  the  extent  that

any  party  is  prevented  from  meeting  them  as  a  result  of  force  majeure.   For  the  purposes  of  this

Section  12.2, “force majeure” means  any occurrence beyond the reasonable control of a party which cannot  be  avoided  through  reasonable  contingency  planning  by  such  party,  including  acts  of  God,

fires,  floods,  earthquakes,  explosions,  riots,  war,  terrorism,  sabotage,  nuclear  incidents,  lockouts,

strikes  or  other  organized  labor  disruptions,  provided  that  lack  of  finances  will  in  no  event  be deemed to be such an occurrence.

12.3

Notices  -  All  notices  and  requests  in  connection  with  this  Agreement  shall  be  given  or  made  upon the  respective  parties  in  writing  and  delivered  by  hand  delivery,  email  or  prepaid  registered  mail.

Such  notice  or  communication  shall  be  deemed  given  (or  received  by  the  other  party)  as  of  the  date when  hand  delivered  or  sent  by  email  (if  delivered  or  sent  during  the  recipient’s  regular  business hours  on  a  business  day,  and  otherwise  on  the  next  business  day),  or  three  business  days after  being sent by prepaid registered mail to the other party and addressed as follows:

MOBETIZE:    MOBETIZE USA Inc.

205 – 8105 Birch Bay Square St.,

Blaine, WA 98230

Attention:   Ajay Hans, CEO

Email:   ahans@MOBETIZE.com

Licensee:

Tata Communications (America) Inc.

Suite 700

2355 Dulles Corner Blvd.

Herndon, VA 20171

Attention: Frederic Dingemans

Email: Frederic.Dingemans@tatacommunications.com

12.4

Governing Law - This Agreement and performance hereunder shall be governed by the laws of New

York State.

12.5

Enforceability   -   If   any   provision   of   this   Agreement   shall   be   held   to   be   invalid,   illegal   or

unenforceable  under  any applicable  statute  or  rule  of  law,  the  validity,  legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

12.6

Non-Assignment – Neither party may assign this  Agreement without the prior written consent of the other, which consent will not be unreasonably withheld or delayed.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

12.7

Non-Waiver  - The  waiver  or  failure  of  either  party  to  exercise  in  any  respect  any  right  provided  for herein shall not be deemed a waiver of any further right hereunder.

12.8

No  Agency  -  The  parties  acknowledge  that  each  is  an  independent  contractor  and  nothing  herein constitutes a joint venture or partnership and neither party has the right to bind or act for the other as agent or in any other capacity.

12.9

Enurement  -  All  covenants,  representations,  warranties  and  agreements  of  the  parties  contained herein  shall  be  binding  upon  and  shall  enure  to  the  benefit  of  the  parties  and  their  respective successors and permitted assigns.

12.10    Survival  –  All  provisions  of  this  Agreement  which,  expressly  or  by  their  nature  are  intended  to survive  termination  hereof,  including  Subsections  5.1,  5.2,  5.3,  6.2,  6.3,  8.3,  8.4,  8.5  and  8.6  shall survive  termination  and  expiration  of  the  Agreement  and  will  continue  in  full  force  and  effect  until such provisions are satisfied or by their nature terminate.

12.11    Interlocutory  Remedy  -  Both  parties  acknowledge  that  irreparable  harm  shall  result  to  the  other  if either  breaches  their  obligations  under  sections  5  and  6  and  both  parties  acknowledge  that  such  a breach would not be properly compensable by an award of damages.  Accordingly, each party agrees that remedies  for any such breach may include, in addition to other available remedies and damages,

injunctive relief or other equitable relief enjoining such breach at the earliest possible date.

12.12    Compliance  With  Laws  –  The  Parties  warrant  and  represent  that  at  all  times  they  will  comply  with all  requirements  of  any  applicable  statute,  rule,  regulation,  interpretation,  judgment,  order,  and  law of any Governmental Authority having jurisdiction.

12.13    MOBETIZE  shall  not  make  or  offer  to  make  any  payment  or  gift  directly  or  indirectly  to  any employee,  officer  or  representative  of  any  government,  political  party  or  candidate  for  political office  under  circumstances  in  which  such  payment  could  constitute  a  bribe,  kickback  or  illegal

payment  under  United  States  or  applicable  non-US  laws.    Without  limiting  the  generality  of  the

foregoing,  MOBETIZE  further  represents  and  warrants  that  under  no  circumstances,  shall  it  make,

cause or authorize any third party to make or cause any bribes, kickbacks, or illegal payments for the purpose  of  influencing  a  person’s  acts  or  decisions  or  in  order  to  obtain  or  retain  business  in

connection  with  the  Materials  and/or  Services  provided/received  hereunder.   MOBETIZE  agrees  to

comply  with  all  applicable  anti-bribery  laws  (including  but  not  limited  to  the  U.S  Foreign  Corrupt

Practices  Act,  the  UK  Bribery  Act,  and  the  Corruption  of  Public  Officials  Act  of  Canada)  and

further  agrees  that  any  failure  by  MOBETIZE  to  comply  with  the  provisions  of  this  Section  12.13 shall  constitute  an  incurable  breach  of  this  Agreement  for  the  purposes  of  Section  9.2(a)  herein.

MOBETIZE shall complete the certification attached in Schedule E and provide such certification to

Tata   Communications   upon   execution   of   this  Agreement  and,  at  every  3  year  interval  of  the engagement or before the commencement of each new Term, whichever comes first.

12.14   MOBETIZE shall abide by Licensee’s Data Protection Schedule attached herein as Schedule F

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

12.15    This  Agreement  does  not  convey  to  MOBETIZE  any  ownership  rights  in  any  Customer  Data.

Licensee  and  its  Affiliates  retain  all  right, title,  and  interest  in  and  to  all  Customer  Data.  “Customer

Data”  means  any  data,  information,  materials,  or  intellectual  property  (in  any  form)  provided  or submitted to MOBETIZE by or on behalf of Licensee or its Affiliates.

12.16

Residuals.   Nothing  in   this   Agreement   shall   preclude   either   Party   from  developing   products,

concepts, systems, services, or techniques that are similar to or compete with the products, concepts,

systems,  services,  or  techniques  so  long  as  doing  so  is  not  in  breach  of  the  confidentiality provisions  of  this  Agreement.  Either  Party  may  use  any  general  learning,  skills,  or  know-how  or

other   Residual   Information  gleaned  from  unwritten  and  unaided  memory  for  any  purpose.

"Residual Information" means any information retained in the unaided memory of  a person who had access to or worked with a disclosing Party's Confidential Information or Materials.

12.17    No  Limitations  on  License  or  Service  –  Licensee  acknowledges  that  MOBETIZE  may  license  the

Software and may provide maintenance and/or annual support to other customers of MOBETIZE.

12.18    No  Third  Party  Beneficiary  –  This  agreement  will  be  binding  upon  and  inure  to  the  benefit  of  the

parties  to  this  Agreement  and  their  respective  successors  and  assigns.    This  Agreement  is  not

intended, nor  will it be construed, to create or  convey any right in or upon any person or entity not a party to this Agreement.

12.19    Construction  –  The  Article  and  Section  headings  used  in  this  Agreement  are  for  convenience  of reference  only  and  in  no  way  define,  limit,  extend  or  describe  the  scope  or  intent  of  any  provisions of  this  Agreement.  In  addition,  as  used  in  this  Agreement,  unless  otherwise  expressly  stated  to  the contrary, (a)  all  references  to days, months  or  years are references  to calendar  days, months or years and (b) any reference to a “Section,” “Article” or “Schedule” is a reference to a Section or Article of this  Agreement  or  a  Schedule  attached  to  this  Agreement.  A  “business  day”  refers  to  a  day  that  is

not  a  Saturday,  Sunday  or  statutory  holiday  in  the  state  of  New  York,  USA.   The  provisions  of  this

Agreement  are  qualified  in  their  entirety  by  reference  to  the  information  and  the  terms  set  forth  in the Schedules. Except in respect of Sections 5.2, 6.3, 8.4 or 8.5 of the Agreement which shall prevail over  any  inconsistent  terms  in  any  Schedule  or  Software  Support  Order,  to  the  extent  that  the provisions of this Agreement and the Schedules to this Agreement are inconsistent, the provisions of the  Schedules  to  this  Agreement  will  govern  and  control.  The  drafting  of  a  provision  or  provisions by one party shall not result in that provision or provisions being construed against that party.

[Signature Page Follows]

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

IN   WITNESS   WHEREOF   the  parties  thereto  have  executed  this  Agreement,  through  their  respective officers, duly authorized for such purpose, as they so declare and represent, as the Effective Date.

MOBETIZE USA Inc.:

TATA Communications (America) Inc.

/s/ Ajay Hans

/s/ Daniel Bergeron

Authorized Signatory

Authorized Signatory

President

Senior VP, Business Operations, Service Providers

Title

Title

February 1, 2017

January 24, 2017

Date of Signature

Date of Signature

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

EXHIBIT A

Defined Terms

"Affiliate"  means,  with  respect  to  a  Party,  any  entity  that  either  controls,  is  controlled  by,  or  is  under common control with such Party.  For purposes of the foregoing, "control" shall mean the ownership of more than  fifty  percent  (50%)  of  the  (i)  voting  power  to  elect  the  directors  of  a  MOBETIZE,  or  (ii)  ownership  in said entity.

“Acceptance” shall have the meaning ascribed to it in Section 12 of the Agreement.

“Acceptance Date” means the date on which Acceptance shall have occurred.

"Agreement" means  this Agreement, including the Exhibits, schedules and attachments hereto together with

Purchase  Orders  and   Statements   of   Work  issued   and  accepted  hereunder,   and   any  written  agreement

between the Parties which is supplementary to or in amendment or confirmation of this Agreement.

“Background   Intellectual   Property”   shall   mean   any   Intellectual   Property   owned,   created,   held,   or

discovered by a Party prior to development of the Customizations

“Bulletin”  means  written  notification  by MOBETIZE  of  information relating to Product uses or  availability that supplements the Documentation and is broadly applicable to MOBETIZE’s customer base.

“Business  Day” means the normal  hours  of  business  during those days  of  a calendar week wherein business is  generally  conducted  within  a  country  where  the  relevant  Site  is  located,  taking  account  of  local  custom and practice and specifically excluding local in-country public and/or bank holidays.

“Call Window” means the time of day availability of support services coverage as described in section 6.3.

“Confidential   Information"   means   any   information   concerning   either   party’s   software   programs,

including   without    limitation,    the    source    code,    any   specifications,    flow   charts,    computer    codes,

documentation  formulae,  or  any  part  or  component  thereof.  As  well,  as  any  business  plans,  financial information,  customer  lists  or  product  development  information,  that  either  party  considers  proprietary  and confidential.

“Current  Release”  means  the  Software  Release  that  MOBETIZE  defines  as  current,  and  is  normally shopped on receipt of orders at that time.

“Customer”  means  Licensee  and  any  entity  with  whom  Licensee  enters  into  an  agreement  for  software services  or  facilities  management  related  to  the  Products  or  any  representative  of  Licensee  who  may  be reasonably expected by MOBETIZE to act on Licensee’s behalf.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

"Commodity  Taxes"  means  all  duties,  commodity  taxes  or  other  similar  indirect  taxes  whether  imposed  at

the   federal,   state,   provincial   or   other   local   level   and   determined   in   accordance   with   the   relevant

governmental  regulations  in  force  at  the  time  of  making  the  relevant  supply  of  Materials  and/or  Services,

including  but  not  limited  to  all  sales,  use,  value  added  (including  taxes  described  as  goods  and  services)

excise  and/or  similar  taxes  imposed,  levied  or  assessed  by any government  authority,  other  than  taxes  in  the nature of a tax on income, capital or net worth.

“Custom   Software”   means   Software   that   (1)   was   developed   specifically   for   Tata   Communications'

applications and (2) was paid for substantially by Tata Communications.

“Customizations” means enhancements, changes, or alterations to core product in order to address specific

Customer requirements or to address licensee product roadmap and whose development was paid for by

Licensee.

“Deliverables” means Software, related Materials, Documentation and Services.

"Delivery   Date"   means   the   actual   date   of   delivery   of   Materials   to   a   Site   designated   by   Tata

Communications..

“Designated  Location”  means  the  location  designated  by  Tata  Communications  where  the  Materials  are  to be  delivered  and/or  installed  or  the  Tata  Communications'  owned  premises  where  the  Services  are  to  be performed.

“Dispute” means any disagreement or claim that arises between the Parties.

"Documentation"  means  the  written  and  graphical  material  relating  to  the  design,  installation,  use,  and maintenance  of  the  Product  that  is  provided  to  Licensee  as  part  of  its  Product  license  and  that  may  be updated by MOBETIZE from time to time to correct errors and omissions or to add clarification.

“Electronic Signature”  or “ES” means a signature  that consists  of one or more letters, characters, numbers or  other  symbols  in  digital  form incorporated  in,  attached  to  or  associated  with  a  human  readable  electronic version of this Agreement using Tata Communications’ or its designated third party ES platform.

“End  User”  means  a  person  who  operates  a  computer  that  uses  the  Products  in  production  to  perform regular business functions.

“Fees” means the fees paid by either Party to another under this Agreement.

“Full Support Service” means software support service delivered by MOBETIZE to Licensee on a pre-paid basis

“Incompatible Configuration”  means the integration and use of the products by the  Licensee in  relation to the  Licensee’s  other  computer  and  office  systems  and  in  a  manner,  as  determined  by  MOBETIZE,  that deviated  from  MOBETIZE’s  Required  Configuration  and  which  may  cause  malfunctions  or  difficulties  in the operation of the Products.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

“Implement”  means  the  process  of  first  installation  of  Product  or  installation  of  a  new  Software  Release,

which requires a major data conversion.

“Intellectual  Property”  shall  mean  patents,  trade  secrets,  rights  to  inventions,  copyright  and  related  rights,

trade  marks,  business  names  and  domain  names,  rights  in  get-up,  goodwill  and  the  right  to  sue  for  passing

off,   rights   in   designs,   database   rights,   rights   to   use,   and   protect   the   confidentiality   of,   confidential

information (including know-how), and all  other intellectual property rights recognized under law, including the  right  to  sue  in  respect  thereof,  in  each  case  whether  registered  or  unregistered  and  including  all applications  and  rights  to  apply  for  and  be  granted,  renewals  or  extensions  of,  and  rights  to  claim  priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world.

“Locations” means all Licensee locations where Products are installed.

"Materials"   means   the   equipment,   hardware,   materials,   Software   and   related   services   specified   in   a

Purchase Order.

“MOBETIZE Module” shall mean:  smartWallet, smartRemit, smartCharge , smartBill, smartcard, and

smartLoan.

“MOBETIZE Products” means those Products that are owned by MOBETIZE

“Module”  means  a  portion  of  a  program  that  carries  out  a  specific  function  and  may  be  used  alone  or combined with other modules of the same program.

“Network Services” are the services offered by Tata Communications (or a Tata Communications Affiliate)

including  the  following:  access  to  the  Internet,  data  and  voice  transmission,  and  any  other  communications service  furnished  by  Tata  Communications  (or  a  Tata  Communications  Affiliate)  by  means  of  the  Tata

Communications’ (or a Tata Communications Affiliate’s) communications network.

“Patch”  means  the  computer  file's,  routines  or  code  which  when  compiled  with  Products  corrects  problems or errors in the Products.

“Problem  Severity”  means  a  classification  of  the  business  and  technical  impact  on  Licensee  associated with a Reported Issue and as described in detail in section 10.

“Production   Database”   means   the   stored   collection   of   electronic   transaction   data   as   recorded   by

Licensee’s  live  implementation  of  the  Product  as  used  by  its  End  Users  to  satisfy the  business  requirements of its customer.

“Products”  means  those  Software  as  defined  in  the  Agreement,  which  is  further  listed  on  the  Software

Support Order (attachment I) and licensed to Licensee.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

“Price  List”  means  the  maximum  prices,  fees,  and  charges,  less  all  applicable  discounts,  for  the  Materials and/or  Services  which  Tata  Communications  (or  its  Affiliates)  may  order  under  this  Agreement,  as  more fully described in Exhibit B.

"Purchase Order" means any purchase order issued by Tata Communications or its Affiliates in accordance with Section 4 of the Agreement.

“Purchase  Price”  means  the  total  amount  to  be  paid  by  Tata  Communications  for  the  Materials  and/or

Services pursuant to a Purchase Order or Statement of Work.

“Reported  Issue”  means  a  query,  bug, error, or problem related to  the Product  and covered under  the terms of this Agreement that Licensee brings to MOBETIZE’s attention.

“Required  Configuration”  means  the  guidelines  published  by  MOBETIZE,  or  as  otherwise  determined  by

MOBETIZE   and   communicated   to   Licensee,   which   specify   the   acceptable   configuration   of   computer

hardware, software, and related technologies needed to operate and support the Products.

“Services”  means  the  services  described  in  a  Statement  of  Work (or in the case of installation Services, in  a

Purchase Order) executed by the Parties pursuant to the Agreement.

“Software”  means  any  computer  program (including any corrections, maintenance  loads,  patches,  software updates,  revisions,  enhancements  or  upgrades,)  in  machine  readable  code,  provided  on  magnetic  tape  or other  storage  media,  loaded  into the memory of  the hardware’s  processing unit(s) or  any external  equipment

such as personal computers.   Software does not include Customization or Software Module Development.

“Site  Certification”  means  the  process  of  MOBETIZE  examining  and  assessing  the  Licensee’s  computing environment  culminating  in  a  formal  determination  by  MOBETIZE  of  whether  or  not  the  environment complies with the Required Configuration.

“Software  Release”  means  MOBETIZE’s  definition  of  successive  versions  of  Software  that  have  been generally  released  by  MOBETIZE  to  its  customers  and  for  greater  certainty  excludes  specific  custom

modified  versions  of  its  software  in  testing and  new application  developments.   MOBETIZE defines release

through   a   numeric   code,   which   follows   a   numbering   convention   as   published   from   time   to   time   in

MOBETIZE’s  Software  Release  Methodology.    The  numeric  code  consists  of  three  groups  of  numbers separated  by  period’s  (0.0.0).  The  first  group  defines  the  Major  Release  (X.0.0),  the  second  group  defines the Version Release (0.X.0), and the third group defines the Maintenance Release (0.0.X).

     “Major  Release”  means  significant  changes  and  enhancements  to  the  software  usually supplied with new or additional documentation.

     “Version  Release”  means  accumulated  maintenance  releases  and  some  minor  functional improvements to the software.

     “Maintenance  Release”  means  software  issued  to  correct  reproducible  reported  issues,

anomalies, errors, and problems in core product.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

“Software   Support   Order”   means   the   current   respective   Software   Support   Order(s)   as   signed   by

MOBETIZE  and  Licensee  and  which  specifically  refers  to  this  Agreement,  and  which  sets  out  the  Special

Terms  and  Conditions  of  the  software  support  service  to  be  provided  to  Licensee  for  the  specific  identified

supported  Product.   The  terms  and  conditions  of  the  Software  Support  Order  are  incorporated  as  part  of  the

Agreement  specifically for  the  purpose  only of  services  for Product  encompassed by the particular Software

Support Order.  An example of a Software Support Order is provided in Attachment I attached hereto.

“Special  Terms  and  Conditions”  means  terms  and  conditions  identified  on  a  Software  Support  Order.

These  terms  and  conditions  supplement  and  supersede  those  in  the  Agreement  for  the  purpose  only  of

services   encompassed   by   the   particular   Software   Support   Order,   provided   that   in   the   event   of   any

inconsistency between the provisions of a  Software Support Order and any of Sections 5.2, 6.3, 8.4 or 8.5 of

the Agreement, the aforementioned sections of the Agreement shall prevail.

“Sub  licensee”  is  a  Customers  who  is  accessing  and  using  the  software  by  way  for  sub  licensing  from  the licensee the Software for the  delivery of mobile  money services  for the  processing of data relating to mobile money services pursuant to this agreement and as described in Schedule A.

“Support  Start  Date”  means  the  date  identified  on  the  Software  Support  Order  when  MOBETIZE  begins delivering support services to Licensee under the terms of this Agreement.

“Support  Term”  means  the  continuous  length  of  time  identified  on  the  Software  Support  Order,  and beginning  on  the  Support  Start  Date,  during  which  Licensee  agrees  to  procure  MOBETIZE’s  support services under the terms of this Agreement.

"Statement  of  Work"  means  any  statement  of  work  issued  by  Tata  Communications  or  its  Affiliates  in accordance with Section 5 of the Agreement.

“Time  and  Materials”  means  the  conditions  under  which  MOBETIZE  delivers  software  support  services that  are  excluded  from this  Agreement  or  not  on  a  pre-paid  basis  but  are nonetheless requested by Licensee.

Such services are provided at MOBETIZE’s option, at its then prevailing time and materials charges.

“Third  Party  Products”  means  those  products  that  are  owned  and  produced  by a  company,  or  entity,  other than MOBETIZE and for which MOBETIZE provides Full Support Service as identified on Attachment II to

Schedule B.

“Work”   means   the   performance   of   all   requested   work   and   Services,   as   per   Tata   Communications’

descriptions set forth in the Statement of Work.

"Work   Product"   means   all   Deliverables   and   all   intermediate   and   partial   versions   thereof,   and   all

documentation,  analysis,  flowcharts,  notes,  outlines,  formulas,  processes,  algorithms,  ideas,  inventions,

know-how   or   techniques,   and   any  other   information,   or   materials   generated   by  the   one  Party  in  the

performance of Services pursuant to this Agreement.

[END of TEXT]

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

Schedule A – MOBETIZE Platform and  Software  License Pricing Schedule

MOBETIZE Licensing Modules and Pricing Schedule

Tata  Communications  will  pay  Mobetize  a  monthly  Licensing  Fee  for  the  modules

Tata Communications sub licenses to its customers.  The Monthly fee ***….

***

***

***

Monthly Licensing Fee

MOBETIZE      Current      Release      Modules

Description (transaction type)

SmartWallet

***

***

***

SmartRemit

***

***

***

SmartCard

***

***

***

SmartCharge

***

***

***

SmartBill

***

***

***

SmartLoan

***

***

***

MOBETIZE Monthly Support

Tata  Communications  will  pay  Mobetize  a  monthly  Support  Fee  for  the  customers

Tata Communications sub licenses one more Modules.  ***….

***

***

***

***

Module Description

***

***

***

***

***

___________________

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

***  Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

Schedule B – Sub Licensing Revenue Share

In the case where the Mobetize SmartWallet Module is used to fund a transaction, *** under this

Agreement, per the parameters set forth in this Agreement. Mobetize will track and calculate all

Commissions due, providing reporting through the CRM system to the Company ***.

In the cases where a the Mobetize SmartWallet module us not used to fund a transaction, ***  under this

Agreement, per the parameters set forth in this Agreement. Mobetize will track and calculate all

Commissions due, providing reporting through the CRM system to the Company. ***

The Commissions by transaction type are set as follows:

SmartRemit:      Applies to countries Mobetizes provides coverage of.  A covered country is defined by country which Mobetize, directly or through a partner, sources the transmission of funds to. ***.

SmartBill:

***

SmartCard:

***

SmartCharge:    applies to mobile networks Mobetizes provides coverage of.  A covered network is defined by a mobile operators network which Mobetize, directly or through a partner, sources the distribution agreement of airtime with the mobile network.  ***.

___________________

***  Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

Schedule C – Service and Support Level Agreement

1.    Introduction

This  Schedule  C  sets  out  the  terms  and  conditions  under  which  MOBETIZE  will  provide  annual  support services (“Annual Support Services”) to Licensee.

3.    Service Coverage

Annual  Support  Service:  MOBETIZE  shall  provide  the  services  listed  in  Section  6  of  this  Schedule  C  and

described  in  Attachment  I as  Level  3  Support  Services.   Licensee  is  responsible  for  acquiring and  providing

for  adequate  technical  and  organizational  competence  to  carry  out  the  level  1  and  level  2  responsibilities

independently   of   MOBETIZE,   including   without   limitation,   software   management   and   facilities   and

operational  management  functions.   Notwithstanding  anything  contained  herein,  MOBETIZE   commits  to

provide  level  2  support  to  Licensee  and  its  Customer  for  a  period  of  at  least   6  months  (unless  mutually

agreed to a longer period )   for each of the three (3) first Customers of Licensee, commencing after Licensee

receives  acceptance  from  Customer   and  system  go-live.  An  indicative  example  of  the  scope  of  Licensee

responsibilities  is  provided  in  the  Attachment  I  as  level  1  and  level  2  responsibilities.    Annual  Support

Service  is  available  for  MOBETIZE  products  and  third  party  products.   Annual  Support  Service  for  Third

Party  Products,  is  provided  under  the  same  terms  and  conditions  as  for  MOBETIZE  Products  where  this  is made possible by MOBETIZE’s support agreement with the respective Third Party.  MOBETIZE will assess interaction with MOBETIZE Product  and co-ordinate and track Reported Issues as they relate to Third Party

Products.   All  Annual  Support  Service  shall  be  provided  for  a  minimum  time  period  of  twelve  (12)  months

(the  “Annual  Support  Period”).   The  initial  term  of  the  Annual  Support  Service  shall  be  for  a  period  of  one

(1) year (the “Initial Annual Support Period”).  Thereafter, the Annual Support Period shall automatically be renewed  for  successive  twelve  (12)  month  periods  unless  the  parties  agree  in  advance  to  renew  for  some other  period,  or  if  notice  is  given  by  either  party  to  the  other  of  their  desire  not  to  renew  the  Agreement  at least 90 days prior to the expiration of the then current term.

4.    Subcontracting

MOBETIZE  shall  be  entitled  to  subcontract  all  or  a  portion  of  its  software  support  obligations  to  one  or more  subcontractors,  as  long  as  Licensee  is  previously  informed  of  the  subcontractor’s  identity  and  has  no objection  to  it.  In  any  event,  despite  the  subcontracting,  MOBETIZE  remains  fully  responsible  for  all  the acts and omissions of subcontractor as per this Agreement.

6.    Annual Support Service

Annual  Support  Service  is  available  for  the  current  and  immediately  prior  Major  Releases  of  the  supported

Product  identified  herein.   Annual  Support  Service  activities  are  described  in  detail  in  Attachment  I.   Under

Annual  Support  Services,  MOBETIZE  provides  Licensee  with  the  services  and  deliverables  described

herein  but  is  not  responsible  for  the  exclusions  also  described  herein.   Licensee  is  responsible  for  meeting

the pre-requisites described below in Section 6.1.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

6.1  Prerequisites

a.    Licensee  shall  make  its  computer  environment  available  for  Site  Certification,  participate  in  such  Site

Certification,  undertake  necessary  remedies  as  identified  through  the  certification  process  to  achieve

Site   Certification,   and   have   maintained   the   certified   computing   environment   to   Site   Certification

standards  until  commencement  of  the  Software  Support  Order.   MOBETIZE  will  provide  Professional

Services  at  its  then  current  rates  to  perform  the  certification,  such  services  not  to  be  unreasonably withheld;

b.    Licensee  shall  establish  Communications  channel  and  remote  access  software,  both  as  specified  by

MOBETIZE, in order that MOBETIZE support personnel have secure access to the Licensee’s computer configuration  related  to  the  Product  for  the  purpose  of  providing  the  support  services  contemplated herein.

c.    Licensee  shall  establish  tape  back-up  facilities  with  appropriate  formats  and  compatibility  as  specified by  MOBETIZE,  suitable  for  producing  copies  of  the  Licensee’s  Production  Database  and  other  related computer files as needed to provide the support services contemplated herein.

Furthermore,  Licensee  agrees  to  meet  these  prerequisites  by  the  Support  Start  Date  and  to  maintain  these conditions throughout the Support Term.

6.2. Service Scope

a.    Production:  provides  Licensee  with  the  technical  support  and  information  needed  to  operate  Product applications for Licensee’s designated end user support personnel;

b.    Services  required  by  Licensee  for  implementation  are  excluded  from  the  Annual  Support  Service  and can be requested as Time and Materials.

6.3. Call Windows

The  standard  Call  Window  is  7:00am  to  5:00pm  Pacific  Standard  Time  or  Pacific  Daylight  time  when  this

adjustment  is  in  effect  in  the  Pacific  Time  Zone.    For  critical  production  Reported  Issues  the  critical production Call Window is 24 hours for cell phone contact and call back service.

6.4 Problem Response Time Table

a.    MOBETIZE  will  achieve  the  response  times  indicated  below  for  Reported  Issues.   Reported  Issues  will

be  dealt  with  based  on  the  Problem  Severity  Classifications  as  defined  in  Section  10  and  providing  that the  Licensee  supplies  all  inputs  to  MOBETIZE  in  accordance  with  Attachment  I  for  the  support  level services as agreed by MOBETIZE and the Licensee on the Software Support Order.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

Problem/   Reported   Call Back/

Assigned

Work Around

Permanent

Status Update

Issue Severity

Acknowledge

Correction

(based on

Problem Severity

as defined in

section 10)

Critical  Production     1 hour

1 hour

4 hours

2 day

Every 4 hours

Impact

High      Production     2 hours

Within 4 hours

8 hours

3 days

As available

Impact

after call back

Medium

Within 1 Business

Within 1 business

Within   5   business     30 days

As available

Production Impact

day during

day

days

Standard Call

Window

Low

Production     Within 1 business

As prioritized by

None

Next Update

None

Impact

day during

MOBETIZE

Standard Call

Window

b.    Both  parties  shall  engage  in  reporting,  tracking  and  handling  Reported  Issues  in  accordance  with processes  and  procedures  provided  to  Licensee  in  writing  and  published  by  MOBETIZE  from  time  to time and which includes the assignment of a unique number to the Reported Issue for tracking purposes.

c.    MOBETIZE shall notify Licensee if any Reported Issue  has  been fixed by MOBETIZE in a more  recent software Release of the Product by providing Licensee with the Software Release number.

d.    Where  MOBETIZE  deems  it  necessary  to  analyze  a  copy  of  the  Licensee’s  Product  and  its  related

Production  Database  in  order  to  recreate  a  Reported  Issue,  and  subject  to  Section  5.2  of  the  Agreement,

Licensee  will  deliver  to  MOBETIZE  promptly  and  at  Licensee’s  cost  current  backup  tapes  of  Product and  its  related  Production  Database,  in  accordance  with  published  tape  specifications  provided  to

Licensee in  writing and published by MOBETIZE from time to time, provided that MOBETIZE will not produce  any  copies  of  such  tapes  without  the  Licensee’s  prior  written  consent  and  will  return  all  such tapes (including any copies thereof) to Licensee forthwith upon receipt of written notice by Licensee.

6.5.  Remote Support Access

In  the  event  that  Licensee  request  MOBETIZE  assistance,  and  in  order  to  avoid  an  on-site  visit  where  such visit  may  not  be  required  in  order  to  resolve  a  Reported  Issue,  MOBETIZE’s  technical  support  staff  may provide  support  through  Licensee’s  remote  access  to  operate  the  applicable  computer  remotely  in  order  to diagnose and repair technical problems.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

6.6.  Bulletins

MOBETIZE  will  publish  bulletins,  as  it  deems  necessary  from  time  to  time,  strictly  as  an  advisory  service for those Licensees who may be affected by the information contained in the bulletin.

6.7.  Patches

MOBETIZE  will  provide  reasonable  assistance  to  Licensee  in  Licensee’s  efforts  to  correct  software  logic errors  in  the  Product  by  advising  of  suitable  technical  or  operational  process  either  to  circumvent  or  avoid the error (“work around”), or by releasing a Patch on the condition that:

a.    Licensee  describes  with  specificity  the  nature  of  the  suspected  error  and  the  circumstances  in  which  it occurs; and,

b.    MOBETIZE, using its reasonable efforts, is able to reproduce the Reported Issue; and,

c.    The  Reported  Issue  has  not  already  been  fixed  by  MOBETIZE  in  a  more  recent  release  of  the  Product than the release used by the Licensee.

7.    Maintenance Release

MOBETIZE  will   prepare  Maintenance  Release  periodically  and  will  prepare  and  remotely  implement

Releases  as  they  are  released  for  general  availability.   Licensee  shall  implement  Maintenance  Release  in

their  entirety  in  the  order  in  which  they  are  released  by  MOBETIZE  as  indicated  by their  sequential  release number.

8.     Version and Major Releases

Version  and  Major  Releases  will  made  available  to  Licensee  by  MOBETIZE  from  time  to  time,  as  they

become generally available.   It is important that Licensee implement the Version and Major Releases, which

provide  upgraded  capabilities  to  the  Product.   The  cost  of  implementing  any  Version  and  Major  Releases  is

the  responsibility  of  Licensee.    Both  parties  agree  to  exert,  commercially  reasonable  efforts  in  order  for

Licensee   to   remain  using  the  Current   Release   or   immediately  prior   Major   Release  of   Product   as   its

Production  Database.   Licensee  shall implement Version and  Major  Releases in their  entirety in the order in which they are released by MOBETIZE as indicated by their sequential release number.

9.    Exclusions

The  following  support  activities  are  specifically  excluded  as  part  of  the  Annual  Support  Service  and

MOBETIZE  shall  have  no  obligation  to  perform  these  activities  on  Licensee’s  behalf.   Should  MOBETIZE

perform any of these services upon request by Licensee, it will be done on a Time and Materials basis:

a.    Correction  of  problems  and  assistance  regarding problems  caused  by  operator  errors  such  as  entering  of incorrect  data,  use  of  incorrect  data  for  posting,  not  following operating and backup procedures or  other

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

errors   resulting  from  nonconformance   to   the  recommended  usage  of  the  Product  as  published  by

MOBETIZE in its Documentation and as supplemented from time to time by Bulletins;

b.    Correction   of   problems   and   assistance   regarding   problems   with   Customization,   new   application

development or with derivative products created by Licensee;

c.    Changes   required   for   Licensee   to   comply  with   new   or   amended   regulations   set   by   governments,

regulatory authorities or other third parties;

d.    Correction  of  problems  and  assistance  regarding  problems  resulting  from  breaches  to  Licensee  security of the Product from internal or external agents, known or unknown to the Licensee;

e.    End User education and training;

f.     Consulting services;

g.    Acceptance  testing  or  installation  of  changed  software  delivered  to  Licensee  per  sections  6.7,  7  or  8  of this Schedule C Notwithstanding anything contained herein, if Licensee is required to do an upgrade and this  upgrade  causes  any  operational  changes  and  Licensee  is  required  to  do  additional  testing,  it  will  be considered part of the Annual Support Service, therefore no additional fees shall be charged.

h.    Support  related  to  failure  of  the  Licensee  to  meet  and  maintain  the  Full  Support  Service  pre-requisites described in Section 6.1 of this Schedule C;

i.     Support related to Incompatible Configurations for:

1.    Software  support  services  provided  by  MOBETIZE  for  those  parts  of  Products  which  are  experiencing malfunctions  or  difficulties  in  connection  with  the  Incompatible  Configuration,  provided  those  parts  of

Products are identifiable and can be so isolated

2.    Correction  of  errors  attributable  to  the  computer  configuration or deviations  from standards used for the

Site  Certification  including,  but  not  limited  to,  hardware  products,  third  party  software  products  or services;

3.    As long as Licensee continues to use the Incompatible Configuration.

10.  Problem Severity Classifications

MOBETIZE  shall  make  every  effort  to  reduce  the  severity  level  so  that  system  operations  are  restored  or  a technical,  operational  or  procedural  method  of  working  around  the  Reported  Issue  (“Work  Around”)  is installed as soon as possible following receipt of notice from Licensee. Where appropriate, MOBETIZE will work full time until the issue is resolved or the severity reduced; this may include or require a system Patch.

The  following  are  MOBETIZE’s  Problem  Severity  Classifications  for  Reported  Issues  encountered  in production use of Product as per section 6.4:

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EXHIBIT 10.1

MOBETIZE USA Inc.

Critical Production Impact

Reported Issue meets the following criteria:

     System is down;

     Basic  fundamental  capabilities  necessary  to  run  the  business  to  be  inoperable;  rating,  billing,  invoicing etc and there is no work around available;

     Caused incorrect financials data to be stored on the database and there is no work around available;

     Caused incorrect financial results to be visible to the Licensee and there is no work around available.

High Production Impact

Reported Issue meets the following criteria:

     System is down on an intermittent basis but there is a work around available;

     Basic  fundamental  capabilities  necessary  to  run  the  business  to  be  inoperable;  rating,  billing,  invoicing etc. and there is a workaround available.

     Caused incorrect financial data to be stored on the database and there is a work around available;

     Caused incorrect financial results to be visible to the Licensee and there is a work around available;

Medium Production Impact

Reported Issue meets the following criteria:

     Internal reporting or financial data is incorrect but the data is accessible otherwise by a work around;

     Caused  incorrect  financial  results  to  be  visible  to  Licensee  and  the  work  around  is  corrective  (does  not prevent the situation from occurring but corrects the situation afterwards).

Low Production Impact

Reported Issue meets the following criteria:

     A question related to business functionality and process;

     All other production related reported issues in routine maintenance priority.

In  this  context,  resolution/disposition  does  not  necessarily  imply  “fixing”  the  Reported  Issue.  MOBETIZE may  determine  that  a  Reported  Issue  is  not  a  malfunction  of  the  Product,  or  may  release  the  correction  as part of a Future Maintenance release.

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EXHIBIT 10.1

MOBETIZE USA Inc.

Attachment I

Product Annual Support Service

MOBETIZE Responsibilities:

Note:  all  Level  2  and  3  issues  must  be  written  and  reported  in  English  and  reproduced  in  a  supported

Language  Product  version  (i.e.  English)  if  necessary.  Issues  are  reported  to  the  MOBETIZE  Support  Desk by way of emails, telephone calls and/or fax from Licensee.

Level 2 - Site Software Management

Site  software  management  service  includes  responsibility  for  managing  communication  between  Product software users including Help Desk, Site Operations and Level 3 for all application software issues.

1.    Technical advice, counsel and answers to appropriate questions on product usage and function;

2.    System operation procedure and configuration advice;

3.    Act as an escalation point for Help Desk and Site Operations;

4.    Correction of technical problems (fixes) related to Product or to the enhancements and modifications;

5.    Provide procedural, technical, operational and development work around to other teams;

6.    Timely  escalation  to  Level  3  Support  for  “critical”  and  “high”  Production  support  issues  that  cannot  be resolved by level 1 and level 2 support personnel;

7.    Timely   assistance   to   Level   3   Support   including   but   not   limited   to   diagnosis,   “fix”   installation,

configuration management and data.

Level 3

This  is  the  highest  level  of  application  support  and  maintenance  and  is  provided  by  MOBETIZE’s  Support

Team.    The  Licensee  support  team  has  priority  access  to  MOBETIZE  key  technical  specialists  including those  in  the  Product  Research  and  Development  group.  Level  3  Support  provides  last  recourse  technical assistance to resolve End User problems.  Level 3 Support encompasses:

1.    Problem logging /prioritizing /monitoring /escalating and reporting;

2.    Problem analyzing /recreating /resolving /dispatching and providing a work around when necessary;

3.    New  software  releases  of  core  product  application  (as  applicable)  to  provide  enhanced  application function, at mutually agreed upon terms, and problem correction;

4.    Product  correction  and  assistance  with  system work  around.   Core  Product  and  engine  problems  will  be

resolved   through   an   appropriate   combination   of   workaround,   patches   and   Product   Maintenance

Releases;

5.    Notification to users of special processes required by the system on an ongoing or periodic basis;

6.    Priority access to the following Time and Material services:

(a)  Advanced  operations,  application  production  and  maintenance  assistance  for  “Critical”  and  “High”

production issues during system implementation;

(b)  advanced  operations,  application  production  and  maintenance  assistance  for  “Critical”  and  “High”

non-core production issues once the system is in operation;

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EXHIBIT 10.1

MOBETIZE USA Inc.

(c)  Advanced  application  development  and  maintenance  assistance  for  core  product  “Critical”  and

“High” application development issues; emergency environment support; on-site assistance.

Licensee Responsibilities

Level 1 Licensee Responsibilities

The  Licensee  is  responsible  for  acquiring  and  providing  their  own  adequate  technical  and  organizational competence to carry out the computer operations and software management responsibilities independently of

MOBETIZE.    In  some  cases,  Licensee  may  outsource  these  responsibilities  to  a  qualified  third  party  as

agreed  upon  by  MOBETIZE.    The  following  general  descriptions  of  level  1  and  2  responsibilities  are provided as an indicative example only:

     Level 1 - Licensee Help Desk - Site Operations

Level 1 - Help Desk - Site Operations

Help   Desk   service   is   an   operational   interface   between   the   End   Users   and   the   Computer   Operations

providers.  It may include such responsibilities as:

1.    Help Desk initial Problem Determination;

     Problem logging/ tracking/ reporting;

     Problem dispatch as necessary;

2.    Handle all  End User  issues including, report  delivery, ordering of special  reports, special runs, customer data, input errors, and special circumstances as agreed upon by both parties;

3.    Process Customer information maintenance items such as customer profiles and rate changes etc;

4.    Coordinating all third party problem resolution.

Site  Operation  service  includes  the  ongoing  responsibility  for  operations  of  all  equipment  and  facilities required by the Customer to operate Product.  It includes the following:

1.    Installation,   operation   and   maintenance   of   the   computing   “configuration”   including   all   hardware,

network,   local   area   network,   system   software,   database   management   software   and   all   other

environmental systems such as power, air conditioning and security (physical and computer);

2.    Tracking all operational and environment changes;

3.    Initiating, monitoring and completion of all required computer operations tasks;

4.    Completing all routine operating and semi routine operating steps including;

     Day end; month end, period end, year end;

     Rating, Billing and reporting processing;

     Interface to other systems and data backup;

     Operational recovery plans (hardware, network, disaster recovery, system amends);

     Installation of new application (customizations) software;

     Special runs (patches, special customer reports etc)

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EXHIBIT 10.1

MOBETIZE USA Inc.

Schedule D-

Customization Software Development, Pricing Schedule

Software Development, Customization and Implementation Pricing

MOBETIZE    Software    Development,    Customization    and    Implementation

Projects

Project Description

Development Type

Delivery

Price

Date

***

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***

***

***

***

MOBETIZE 5.0 on going Professional Services Pricing Structure

Product Description

***

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***

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***

***

***

Project Customization and Implementation Team

MOBETIZE  is  providing  a  project  team  of  8-10  highly  skilled  and  experienced  professionals,  backed  up by solid payments and telecommunications and billing knowledge.

Project Manager

___________________

***  Certain information on this page has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 10.1

MOBETIZE USA Inc.

The Project Manager duties are:

     Initial business flow analysis;

     Project manage and coordinate activities between TATA and MOBETIZE;

     Schedule regular meetings;

     Manage project plan;

     Project risk mitigation;

     Monitor milestones.

User Requirements Engineer/Business Analysts

The User Requirements Engineer duties are:

     Definition of business requirements;

     Documentation of all configuration needs;

     Complete an analysis of any gaps;

     Manage timelines and deliverables;

     Complete system analysis of table structures and reporting requirements

     Deliver detailed System Analysis for table structures and process flows

     Fully document all TATA business Rules

     Define all use case and testing scenarios

Solutions Architect/Engineers and Programmer Analysts/QA

The Software Engineers duties are:

     Design overall solutions strategy/architecture;

     Evaluate Gaps;

     Assess all API integrations;

     Review all input/output and table structures for data integrity

     Develop all business rules and table configurations based on specific TATA requirements

     Testing and Quality Assurance

     System installation and implementation

     QA

     System Acceptance

     System go-live

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EXHIBIT 10.1

MOBETIZE USA Inc.

SCHEDULE E

Company Compliance Certification

As  a  matter  of  policy,  Tata  Communications  Limited  and  its  subsidiaries  (“TCL”)  do  not  pay  and  do  not  condone  paying bribes  to  anyone.  Companies  engaged  by  TCL  are  prohibited  from  giving,  offering,  authorizing  or  participating  in  any bribes,  kickbacks,  or  similar  payments  or  consideration  of  any  kind,  whether  at  home  or  abroad,  to  any  person  or  entity

(including  but  not  limited  to  any  customers  or  potential  customers,  government  officials,  political  parties,  candidates  for political office or any intermediaries such as agents or attorneys) in order to:

• Influence official acts or decisions of that person or entity;

• Obtain or retain business for, or direct business to, TCL; or

• Secure any improper advantage.

Companies  engaged  by  TCL  are  also  prohibited  from  providing  gifts,  meals  entertainment  or  anything  of  value  to  any person or entity in connection with TCL business unless it is provided in accordance with TCL policies.

It is  also  TCL's  policy to strictly comply with  all applicable  Anti-bribery Laws, including, but not limited to, the U.S. Foreign

Corrupt  Practices  Act  (“FCPA”).  The  FCPA  and  similar  laws  in  other  jurisdictions  broadly  prohibit  payments  or  offers  to make  payments  to  government  officials  or  political  parties  in  order  to  obtain,  retain  or  direct  business.  For  purposes  of this  Certification,  a  “government  official”  includes  any  official  or  employee  of  a  government  agency,  regulatory  authority or  entity owned  or  controlled  by the  government,  any political candidate or member of  a political party, and any official or employee  of  a  public  international  organization  (e.g.,  United  Nations,  World  Bank).  For  purposes  of  this  Certification,  an

“immediate  family  member”  means  an  individual's  spouse,  parents,  children,  and  siblings  and  the  spouses  of  his  or  her parents, children, and siblings.

Other  Anti-bribery Laws,  such  as  the  U.K.  Anti-bribery Act,  as  well as  many local laws,  prohibit  bribes  paid to employees of  private  commercial  entities,  and  as  noted  above,  TCL  policy  forbids  the  payment  of  bribes  to  any  party,  whether associated  with  a  private  commercial  entity  or  a  government  entity,  regardless  of  whether  the  payment  is  legal  in  the jurisdiction in question.

CERTIFICATION

I, hereby certify, on behalf of MOBETIZE (“Company”) that:

1.  I  am  authorized  to  enter  into  this  contract  on  behalf  of  the  Company  and  to  make  the  following  representations  and warranties on behalf of the Company.

2.  I  have  read  and  understand  the  prohibition  on  bribery  imposed  as  a  matter  of  TCL  policy  and  under  the  laws described  above,  and  the  Company  has  complied  and  will  continue  to  comply  with  TCL  policy  and  all  applicable  Anti-

bribery Laws.

3.  Except  as  otherwise  disclosed  to  TCL  in  writing  as  an  attachment  hereto,  (a)  none  of  the  Company's  directors,

officers,  senior  managers,  consultants,  shareholders,  partners  and/or  owners,  and  (b)  none  of  their  immediate  family members, is a Government Official (as defined above);

4.  The  Company  and  its  directors,  officers,  senior  managers,  consultants,  shareholders,  partners  and/or  owners  have not  taken  and  will not  take  any action  in  furtherance  of an  unlawful offer, promise, or payment to or for the  benefit of  any person or entity, including any Government Official;

5.  The  Company  and  its  directors,  officers,  senior  managers,  consultants,  shareholders,  partners  and/or  owners  shall not  use  any fees,  commissions  or  other  payments  made  to  it  by  TCL  in  violation  of  TCL  policy  or  any  Anti-bribery  Laws;

and  policy  available  at  http://www.tatacommunications.com/sites/default/files/Designed_AntiCorruption_Policy.pdf  and agrees to comply with the same in the performance of the services.

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EXHIBIT 10.1

MOBETIZE USA Inc.

6.    The    Company    has    caused    its    relevant    personnel    to    read    the    Tata    Code    of    Conduct    available    at

http://www.tatacommunications.com/sites/default/files/CodeConduct.pdf and the Tata Communications Anti-corruption

Signed this_______1st________ day of__February____________, 2017______________

Company

Witness

/s/ Ajay Hans

/s/ Kent Carasquero

Please Print Name: Ajay Hans

Please Print Name: Kent Carasquero

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

SCHEDULE F

DATA PROTECTION SCHEDULE

1.

DEFINITIONS:

1.1       “Applicable  Law”  means  any  law,  statute,  declaration,  decree,  directive,  legislative  enactment,

order,  ordinance,  regulation,  rule  or  other  binding  restriction to which any  Party  to  the  Agreement is subject and which is applicable to a party’s obligation under this Agreement;

1.2

“Personal  Data”  means  any  information  or  set  of  information  relating  to  a  person  that  identifies such  person  or  could  be  used  to  identify  such  person,  including  without  limitation,  a  person’s name, address, telephone number, email address or call data records;

1.3      “TC  Personal  Data”  means  any  Personal  Data  from  or  about  any  Tata  Communications  entities employees,  customers,  contractors  or  others  that  Vendor  may  have  access  to  or  receive  from  TC pursuant to this Agreement;

1.4      “Privacy   Laws”   means   any   applicable   law,   regulation   or   binding   policy   of   any   governmental

authority that relates to the security and protection of Personal Data;

1.5      “EU   Standard  Contractual  Clauses”  shall  mean  the  standard  contractual  clauses  issued  by  the

European Commission for the  transfer  of  Personal  Data to countries  that are not recognized by  the

Commission as providing adequate protection for such Personal Data;

1.6

Expressions  "Data  Subject",  “Data  Processor”, “Data Controller”, “Process”  and  “Processing”  shall have  the  meanings  ascribed  to  them  by  Directive  95/46/EC  of  the  European  Parliament  and  the

Council of the European Union;

1.7

Personal  Data  Security  Breach  shall  mean  (i)  the  loss  or  misuse  (by  any  means)  of  any  TC Personal

Data;   (ii)   the   inadvertent,   unauthorized   and/or   unlawful   processing,   destruction,   disclosure,

corruption,  modification,  sale  or  rental  of  any  TC  Personal  Data;  or  (iii)  any  other  act  or  omission that compromises the security, confidentiality, or integrity of TC Personal Data.

1.8

Vendor  shall  mean  MOBETIZE,  supplier,  reseller  and/or  any  entity  that  supplies  services  and/  or materials to any Tata Communications entity.

2.

TERMS AND CONDITIONS:

The following terms and conditions shall apply with respect to all TC Personal Data:

2.1

Generally:  Parties  acknowledge  that  with  respect  to  any  TC  Personal  Data  processed  under  this

Agreement,  TC  is  the  Data  Controller  and  Vendor  the  Data  Processor.  Vendor  acknowledges  that pursuant  to applicable  Privacy  Laws,  TC is required to obtain certain undertakings from  the Vendor with regard to the collection, use, storage, disclosure, transfer and protection of Personal Data.

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EXHIBIT 10.1

MOBETIZE USA Inc.

2.2

Restrictions  on  Use:  Vendor  shall  ensure  that  all  TC  Personal  Data  it  receives,  stores,  and  collects pursuant  to  this  Agreement,  is  processed  only  in  accordance  with  TC's  instructions  from  time  to

time,   and   shall   be   accessed   and   used   by   Vendor   only   to   perform   its   obligations   under   this

Agreement,  and  as  specifically  permitted  under  this  Agreement  or  as  otherwise  instructed  in writing from time to time by TC.

2.3

Vendor Personnel: Only authorized employees of Vendor, who have a legitimate business need to meet the Vendor's obligations herein, shall  be provided access to TC Personal Data and such access is  limited  to  such  part  or  parts  of  the  TC  Personal  Data  as  is  strictly  necessary  for  performance  of

the   duties   of   an   authorized   employee   of   the   Vendor.   Vendor   shall   implement   all   measures

reasonably  necessary  to  ensure  that  its  personnel  are  informed  of  the  confidential  nature  of  TC

Personal  Data  and  comply  with  the  obligations  set  out  herein,  including  providing  its  personnel with  the  necessary  training  so  that  such  persons  can  correctly,  lawfully  and  safely  process  TC

Personal Data.

2.4

Disclosure  to  Third  Parties:  Vendor  is  not  authorized  to  disclose  or  transfer  TC  Personal  Data  to any  third  party  without  prior  written  approval  of  TC.  Any  such  approval  granted  by  TC  may  be subject  to  such  conditions  as  TC  deems  appropriate,  including  any  requirement  that  the  proposed third  party  recipient  of  TC  Personal  Data  should  enter  into  a  data  processing  agreement  directly

with   TC   or   with   the   Vendor.   Such   Data   processing   agreement   may   consist   of   EU   Standard

Contractual  Clauses  or  terms  that  are  substantially  the  same  as  the  obligations  contained  in  this

Schedule.  Vendor  shall  remain  fully  responsible  for  the  acts  and  omissions  of  its  agents,  affiliates,

vendors,   subcontractors  and/or  any  third  party  with  whom  it  contracts  or  who  Processes  TC

Personal Data on Vendor’s behalf.

2.5

Legal  and  Regulatory  Compliance:  While  processing  any  TC  Personal  Data,  Vendor  shall  comply with  all  applicable  Privacy  Laws.  Upon  TC’s  request,  Vendor  shall  enter  into  appropriate  data transfer  agreements  with  TC  as  needed  and  as  mutually  agreed  upon  to  satisfy  cross-border

transfer   obligations   relating   to   Personal   Data,   such   as   the   EU   Standard   Contractual   Clauses

between  Data  Controllers  and  Data  Processors,  or  other  similar  agreements  relating  to  other countries.  Vendor  shall  take  any  other  steps  reasonably  requested  by  TC  to  assist  TC  in  complying with  any  notification,  registration or  other  obligations applicable  to TC or  any  of its Affiliates under

Privacy Laws, with respect to processing of Personal Data under this Agreement.

2.6

Cross-border  transfer  of  TC  Personal  Data:  Vendor  shall  not,  and  will  procure  that  its  affiliates and subcontractors shall  not, transfer TC Personal Data out of a country or territory, except:

(a)   Between member states of European Economic Area;

(b)   Between  countries  or  territories  which  are  at  the  time  subject  to  a  current  finding  by  the

European  Commission  under  Article  25(6)  of  the  Directive  that  it  provides  adequate  protection for Personal Data within the meaning of Article 25(2) of the Directive;

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EXHIBIT 10.1

MOBETIZE USA Inc.

(c)   To  a  person or organization that  has  certified to the  Safe  Harbor framework developed jointly  by the US Department of Commerce in consultation with the European Commission;

(d)   If   the  transfer  is  covered  by  a  contract  between  the  data  exporter  (entity  transferring  the

Personal  Data)  and  the  data  importer  (entity  receiving  the  Personal  Data)  incorporating  the  EU

Standard Contractual Clauses; or

(e)   On  written  approval  of  TC  and  then  subject  to  any  additional  restrictions  reasonably  required  by

TC for compliance with Privacy Laws.

2.7

Audit  rights:  Vendor  shall  keep  a  record  of  any  processing  of  TC  Personal  Data  it  carries  out  on behalf of TC and shall  provide TC with a copy of all  TC Personal  Data held by it in the format and on the  media  reasonably  specified  by  TC.  Vendor  shall  provide  TC  and  its  authorized  representatives the  right,  on  reasonable  notice  and  during  normal  business  hours  (except  if  TC  believes  that  the

Vendor  is  in  breach  of  any  of  its  obligations  herein),  to  access  and  inspect  the  systems  utilized  by

Vendor  to  process  TC  Personal  Data.  TC,  its  agents,  auditors  (internal  and external),  regulators and other  representatives  as  TC  may  designate  (collectively,  Reviewers)  may  inspect,  examine  and review  the  systems,  records,  data,  practices  and  procedures  of  Vendor  (and  its  subcontractors)

that  are  used in rendering the Services or pertain to the Services (collectively,  Security Reviews) to

verify   the   integrity   of   TC   Personal   Data   and   compliance   by   Vendor   with   the   data   privacy,

protection,  confidentiality  and  security  requirements  of  this  Agreement.  Vendor  shall  provide  TC

with   all   necessary  materials,  documents  and  other  information  to  enable  TC  to  confirm  that

Vendor has complied with its obligations herein.

2.8

Security: Vendor agrees and warrants that it shall:

(a)

take  appropriate  physical,  technical,  organizational  and  administrative  safeguards  to protect  TC  Personal  Data  against  any  Personal  Data  Security  Breach  in  accordance  with  the

Privacy Laws[, including the law of [Insert Name of Member State] which implements Article 17 of  the  Directive]  and  shall  provide  TC  with  a  statement  of  the  technical  and  organizational safeguards  adopted  in  order  to  meet  the  Vendor's  obligations  herein  (within  the  timescales required by TC);

(b)

promptly  provide  TC  with  written  notice  any  Personal  Data  Security  Breach  affecting

TC  Personal  Data  processed  by  Vendor.  Such  notice  shall  summarize  in  reasonable  detail  the impact of such Personal Data Security Breach; and

(c)

co-operate  fully  with  TC  to  investigate,  remediate,  and  mitigate  the  effects  of  the

Personal  Data  Security  Breach,  and  take  all  appropriate  corrective  action  including,  at  the request of  TC  (and at  the  expense of Vendor where  the Personal Data Security  Breach is due  to the  fault  of  Vendor),  providing  notice  to  all  persons  whose  Personal  Data  may  have  been affected by the Security Breach.

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EXHIBIT 10.1

MOBETIZE USA Inc.

2.9

Response  to  requests  and  enquiries:  Vendor  shall  promptly  comply  with  any  request  from  TC requiring  the  Vendor  to  amend,  transfer  or  delete  any  TC  Personal  Data.  Vendor  must  inform  TC promptly,  but  in  any  event  no  later  than  7  business  days  following  the  Vendor’s  receipt  thereof  (i)

of  any  inquiry,  demand  or  complaint  received  by  Vendor  from  a  Data  Subject  with  respect  to  TC

Personal   Data   processed   by   Vendor,   including   but   not   limited   to   requests   for   access   and/or

rectification,  and  all  like  requests,  and  Vendor  shall  not  respond  to  any  such  requests  unless expressly  authorized  to  do  so  by  TC;  (ii)  to  the  extent  permitted  under  Applicable  Law,  any  judicial or  administrative  order,  demand,  warrant,  subpoena  or  any  other  document  by  a  government authority  seeking  access  or  disclosure  of  TC  Personal  Data.  Further,  Vendor  shall  fully  cooperate with  TC  if  TC  wishes  to  limit,  challenge  or  protect  TC  Personal  Data  against  such  disclosure  or access  and  with  respect  to  any  action  TC  takes  against  or  in  relation  to  an  inquiry,  demand  or complaint.

2.10       Return/   Destruction   of   TC   Personal   Data:   Save   for   any   instructions   to   the  contrary,   at   the

termination  or  expiration  of  the  Agreement,  or  when  requested  to  do  so  by  TC,  Vendor must hand over  to  TC  all  TC  Personal  Data  and  copies  thereof  or  if  requested  by  TC,  must  erase  or  destroy such data in accordance with the requirements under Privacy Laws.

2.11       Appointment   of   Subcontractors:   Vendor   may   only   authorize   a   third   party   subcontractor   to

process the TC Personal Data, provided that:

(a)   the  Vendor  has  obtained  TC's  prior  written  consent  and  supplied  TC  with  full  details  of  such subcontractor; and

(b)   the contract entered into between the Vendor and the subcontractor :

i.    is on terms which are substantially the same as those set out in this Agreement; and

ii.    terminates automatically on expiration or termination of this Agreement for any reason.

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

SCHEDULE G

SAMPLE SOFTWARE ESCROW AGREEMENT

1.1.

At  an  escrow  agent  to  be  mutually  agreed  upon  by  the  Parties  (“Escrow  Agent”),  and  at  the  sole expense  of  the  Licensee,  MOBETIZE  agrees  to  deposit  with  Escrow  Agent  one  copy  of  all  the  constituent elements  of  the  Product,  including  but  not  limited  to  source  and  object  code  of  all  software  licensed  to

Licensee  in  connection  with  this  Agreement,  the  Software  Documentation  (as  defined  below), the  compiler,

libraries, end-user and administrator documentations, specifications and design documents.

1.2.

MOBETIZE  may,  from time  to  time, update,  improve  or  modify the  Product  licensed  to Licensee in

connection  with  this  Agreement.   MOBETIZE  agrees  to  deposit  or  cause  to  be  deposited  with  the  Escrow

Agent,  at  the  time  such  updates,  improvements  or  modifications  are  made,  one  copy  of  such  modified constituent elements of the Product.

1.3.

The  occurrence  of  any  of  the  following  events  (“Release  Events”)  shall  provide  the  Licensee  the right to request  the Escrow Agent  to release and deliver the contents of the escrow (“Escrow’s Contents”) to the  Licensee,  and  MOBETIZE  hereby  agrees  that  Escrow  Agent  is  authorized  to  release  and  deliver  the contents of the escrow to the Licensee upon the occurrence of any of the following events:

a. MOBETIZE ceases to carry on business;

b.  There  is  a  change  of  control  of  MOBETIZE  and  the  new  controlling  entity  does  not  agree  to  the  term  of the Agreement;

c.  MOBETIZE  files  for,  or  becomes  a  party  to,  any  involuntary  bankruptcy,  and  does  not  remain  debtor  in possession or  trustee of the estate, and its business is not continued by another corporation or entity who has agreed to assume MOBETIZE’s obligations;

d.  MOBETIZE  fails,  or  ceases  to  provide,  the  warranty  (described  in  XXXXXXXX)  for  the  Product  under this  Agreement  and  such  failure  is  not  cured  within  thirty  (30)  days  after  written  notice  thereof  from

Licensee to MOBETIZE;

f. All the key employees leave the company, under the following conditions and limitations:

•

Should all the key employees voluntarily leave before the end of the Agreement, or voluntarily leave within  twelve  (12)  months  after  the  effective  date  of  the  Agreement  or  in  the  event  of  death or dismissal for cause,  MOBETIZE  shall  give  a  written  notice  of  such  leave  within  five  (5)  days  to  Licensee,  and  shall propose  a  replacement  within  thirty  (30)  days  following  the  announcement  to  Licensee.  Licensee  will  have thirty  (30)  days  following  the  proposed  replacement  to  approve  or  refuse  the  replacement.  Upon  any

Licensee  refusal  of  proposed  candidate,  MOBETIZE  will  have  an  additional  thirty  (30)  days  to  find  and receive Licensee approval of another replacement;

•

For the purpose of this Agreement, Licensee considers key employee to be Ajay Hans;

Software License Agreement

EXHIBIT 10.1

MOBETIZE USA Inc.

1.4.

If, per  effect  of  clause 1.3, Licensee will  have  access  to the Escrow’s Contents, Licensee agrees that it  will  use  the  Escrow’s  Contents  for  maintaining the  same  functionality and  developing new  functionalities within Licensee Mobile Financing Services and associated services, before provided by the Product

For purposes of this Sample Escrow Software Agreement, “Software Documentation” shall  mean:

1-  Requirements  -  Statements  that  identify  attributes,  capabilities,  characteristics,  or  qualities  of  a  system.

This is the foundation for what will be or has been implemented.

2-  Architecture/Design  -  Overview  of  software.  Includes  relations  to  an  environment  and  construction principles to be used in design of software components.

3- Technical Specifications - Documentation of code, algorithms, interfaces, and APIs.

4- End user - Manuals for the end-user, system administrators and support staff.

For  purposes  of  this  Sample  Escrow  Software  Agreement,  the  word  “Agreement”  shall  mean  the  “Software

Application   License,   Customization   Development   and   Service   Level   Agreement”   as   well   as   any

attachments,  Exhibits  and  Schedules  and  eventual  Amendments  (herein  all  collectively  referred  to  as  the

“Agreement”)

Software License Agreement